FORUM FUNDS (the “Trust”)
CARNE LARGE CAP VALUE FUND (the “Fund”)

Supplement dated January 30, 2012 to the Prospectus dated March 1, 2011, as supplemented November 23, 2011 and December 28, 2011

On December 27, 2011, Carne Capital, LLC (“Carne”) was appointed to serve as the investment adviser to the Carne Large Cap Value Fund pursuant to an Interim Investment Advisory Agreement (“Interim Agreement”). The Interim Agreement will remain in effect until May 25, 2012, or until Fund shareholders approve a new investment advisory agreement (“Proposed Advisory Agreement”), whichever is earlier.

On January 30, 2012, the Fund’s Board of Trustees (“Board”) approved the Proposed Advisory Agreement between Carne and the Trust. Shareholders of the Fund will be asked to approve the Proposed Advisory Agreement with Carne and a notice of a special meeting and proxy statement detailing the Proposed Advisory Agreement is expected to be mailed to shareholders on or about February 24, 2012. If approved by the Fund’s shareholders, the Proposed Advisory Agreement would become effective on or about March 30, 2012.

In the event that the Fund's shareholders do not approve the Proposed Advisory Agreement at the special shareholder meeting, shareholders will be notified and the Board will consider alternative arrangements for the management of the Fund.

For more information, please contact a Fund customer service representative at (877) 356-9055 (toll free).

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